Date	August 29, 2002
<Owner> <Address> <City>, <State> <Zip> Re: RE: Policy Number <Policy No>

Zurich Life

1600 McConnor Parkway
Schaumburg, Illinois
60196-6801

Phone (847) 874-4000
http://www.zurichlifeus.com

Direct Phone (847) 874-7529
Direct Fax (847) 874-5643

E-Mail
Alice.Dutler
@zurichlifeus.com

Dear <Salutation>:

Zurich Life is pleased to send you the 2002 Semi-Annual Reports for the funds underlying your investment choices in the First Foundation variable life insurance policy.

First Foundation is one of our many products designed to meet your long-term insurance and financial needs. Please review these reports for a summary of the funds' operations and related financial statements.

Zurich Life is a member of the Zurich Financial Services Group, one of the world's largest and most respected financial services organizations. If you have any questions about this product or others in the Zurich family, please contact your financial representative or me at (847) 874-7529.

As always, we continue our pledge to assist you in meeting your financial needs.

Sincerely,

M. Alice Dutler

Vice President

First Foundation is distributed by BFP Securities, LLC and issued by Kemper Investors Life Insurance Company.